Exhibit 10.1

AMENDMENT NO. 3 TO LOAN, GUARANTY AND SECURITY AGREEMENT

This Amendment No. 3 to Loan, Guaranty and Security Agreement (this “Amendment”) is entered into as of this 31st day of July, 2019, by and among Cinedigm Corp. (“Borrower”), the other Loan Parties set forth on the signature pages hereto (together with Borrower, collectively “Loan Parties”) and East West Bank (“Lender”).

RECITALS

WHEREAS, Loan Parties and Lender are parties to that certain Loan, Guaranty and Security Agreement dated as of March 30, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Lender provides Borrower with certain financial accommodations.

WHEREAS, the Borrower has requested and Lender has agreed to amend the Loan Agreement as provided herein, in each case, subject to the terms and conditions of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the continued performance by each of the parties hereto of their respective promises and obligations under the Loan Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2.             Amendments to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

Section 2.3(c)(ii) will be amended and restated in its entirety as follows:

“In addition to any other payments or amounts due and payable hereunder, Borrower shall pay to Bank, without interest, an amount equal to the Digital Account Adjustment Amount in installments of $75,000 beginning on August 2, 2019 and continuing on each Friday in each calendar month thereafter during the term hereof until all Advances and interest thereon have been paid in full (with the last installment being in the amount necessary to pay such Digital Account Adjustment Amount in full). Any such payment shall be applied to the Obligations as described in Section 2.5 below. No amount payable under this Section 2.3(c)(ii) shall be considered to be an Advance or Credit Extension for any purpose, including without limitation in determining the aggregate principal amount of Advances outstanding under Section 2.1 or 2.2. For the avoidance of doubt, (a) as of the opening of business on July 3, 2019, the aggregate outstanding principal amount of the Advances as of the close of business of the immediately preceding day shall be deemed to be reduced by an amount equal to the Digital Account Adjustment Amount and (b) the Borrower paid an installment of $300,000 with respect to the Digital Account Adjustment Amount as of July 1, 2019.”

Section 9.5 will be amended and restated in its entirety as follows:

“Borrower shall, as of the end of each month set forth on Exhibit G hereto, have EBITDA in an amount greater than or equal to the amount shown for such month on Exhibit G.”

A new Exhibit G in the form of Exhibit G hereto shall be attached to, incorporated into and made a part of the Loan Agreement.

3.             Conditions Precedent to Effectiveness. This Amendment shall become effective upon the satisfaction of each of the following conditions (such date the “Third Amendment Effective Date”):

(a)               Lender’s receipt of this Amendment duly executed on behalf of each Loan Party;

(b)               Lender’s receipt of any and all outstanding fees and expenses of Lender (to include without limitation, all fees and expenses of counsel to Lender) due to Lender from the Borrower pursuant to Section 2.6 of the Loan Agreement;

(c)               Lender’s receipt of such other documents or certificates, and completion of such other matters, as Bank may reasonably deem necessary or appropriate; and

(d)               the absence of any defaults or Events of Default, except with respect to those herein waived to the extent waived herein.

4.             Representations, Warranties and Covenants. Each Loan Party hereby represents, warrants and agrees as follows:

(a)               This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their respective terms, except as the enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally.

(b)               Upon the effectiveness of this Amendment, such Loan Party hereby reaffirms all covenants, representations and warranties made in the Loan Agreement, as amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of Third Amendment Effective Date (except to the extent any such representation or warranty expressly relates only to an earlier and/or specified date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier and/or specified date).

(c)               No Event of Default or event or condition that would, with any notice and/or lapse of time, constitute an Event of has occurred and is continuing or would exist after giving effect to this Amendment.

(d)               As of the date hereof, no Loan Party has any defense, counterclaim or offset with respect to the Loan Agreement or any other Loan Document.

5.             Effect on the Loan Agreement.

(a)               Upon the effectiveness hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

(b)               Except as specifically provided herein, the Loan Agreement and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)               Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement or any other Loan Documents.

6.             Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of California.

7.             Release. Borrower and each other Loan Party intends and agrees that this Amendment will be effective as a full, final and general release of and from all matters related to the Loan Agreement and/or any related documents as against Lender, and/or Lender’s predecessors-in-interest, predecessors, successors, representatives, parents, subsidiaries, affiliates, divisions, officers, directors, shareholders, agents, accountants, servants, employees and attorneys, (collectively, the “Lender Parties”), and any and all claims or defenses any such Loan Party may have with respect to the obligations under the Loan Agreement and/or any related documents and/or the negotiation, execution, and performance of, and any act or omission by the Lender Parties related thereto. Each Loan Party acknowledges and agrees that the Lender Parties have not made any oral representations contrary, or supplemental, to any written terms of this Amendment. Each Loan Party, therefore, fully and forever releases, discharges, indemnifies and holds harmless the Lender Parties from any and all claims, demands, actions or causes of action that such Loan Party may, or might, have against the Lender Parties, whether known or unknown, foreseen or unforeseen, by reason of any damages or injuries whatever sustained by any Loan Party, and occasioned directly, or indirectly, by any act or omission of the Lender Parties arising out of or in connection with the Loan Agreement and/or any related documents from the beginning of time until the execution of this Amendment. In furtherance thereof, each Loan Party acknowledges that such Loan Party is familiar with, and that Loan Parties’ attorney(s) of record, if any, has advised Loan Parties of, California Civil Code §1542, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of execution of the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

Each Loan Party expressly waives and releases any right or benefit which such Loan Party has or may in the future have under California Civil Code §1542 to the fullest extent that such rights or benefits may be lawfully waived and released.

GL Loan Party initials

Further, each Loan Party acknowledges that such Loan Party may hereafter discover facts different from or in addition to those facts now known or believed by such Loan Party to be true with respect to any or all of the matters covered by this Amendment, and each Loan Party agrees that this Amendment will nevertheless be binding and remain in full and complete force and effect.

8.                  Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.                  Counterparts; Electronic Transmission. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

LOAN PARTIES:

CINEDIGM CORP.

By	/s/ Gary Loffredo
Name: Gary Loffredo
Title: Chief Operating Officer

ADM CINEMA CORPORATION

By	/s/ Gary Loffredo
Name: Gary Loffredo
Title: Secretary

VISTACHIARA PRODUCTIONS, INC.

By	/s/ Gary Loffredo
Name: Gary Loffredo
Title: Secretary

VISTACHIARA ENTERTAINMENT, INC.

By	/s/ Gary Loffredo
Name: Gary Loffredo
Title: Secretary

CINEDIGM ENTERTAINMENT CORP.

By	/s/ Gary Loffredo
Name: Gary Loffredo
Title: Senior Vice President

CINEDIGM ENTERTAINMENT HOLDINGS, LLC

By	/s/ Gary Loffredo
Name: Gary Loffredo
Title: Secretary

CINEDIGM HOME ENTERTAINMENT, LLC

By	/s/ Gary Loffredo
Name: Gary Loffredo
Title: Secretary

DOCURAMA, LLC

By	/s/ Gary Loffredo
Name: Gary Loffredo
Title: Senior Vice President

DOVE FAMILY CHANNEL, LLC

By	/s/ Gary Loffredo
Name: Gary Loffredo
Title: Senior Vice President

CINEDIGM OTT HOLDINGS, LLC

By	/s/ Gary Loffredo
Name: Gary Loffredo
Title: Senior Vice President

CINEDIGM PRODUCTIONS, LLC

By	/s/ Gary Loffredo
Name: Gary Loffredo
Title: Senior Vice President

COMIC BLITZ II LLC

By	/s/ Gary Loffredo
Name: Gary Loffredo
Title: Senior Vice President

VIEWSTER, LLC

By	/s/ Gary Loffredo
Name: Gary Loffredo
Title: Chief Operating Officer

MATCHPOINT DIGITAL, LLC

By	/s/ Gary Loffredo
Name: Gary Loffredo
Title: Chief Operating Officer

CON TV, LLC

By	/s/ Gary Loffredo
Name: Gary Loffredo
Title: Secretary

LENDER:

EAST WEST BANK

By:	/s/ Robert Mostert
Name: Robert Mostert
Title: Vice President

Exhibit G

[Attached]